Exhibit 99.3

                                                 Barclays Capital
                                                 5 The North Colonnade
                                                 Canary Wharf
                                                 London E14 4BB

                                                 Tel +44 (0)20 7623 2323




To:          COUNTRYWIDE HOME LOANS, INC. (the "Counterparty"or "Party B")

Attn:        RITA BOURNE

Fax No:      (00)1-818-2254001

From:        BARCLAYS BANK PLC (LONDON HEAD OFFICE) ("Barclays" or "Party A")

Date:        June 28, 2006

Reference:   1187069B

Swap Transaction Confirmation

The purpose of this facsimile (this "Confirmation") is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the "Transaction").

The definitions and provisions contained in the 2000 ISDA Definitions (the "2000 Definitions"), as published by the International Swaps and Derivatives Association, Inc. ("ISDA") are incorporated into this Confirmation. In the event of any inconsistency between the 2000 Definitions and this Confirmation, this Confirmation will govern for the purposes of the Transaction. References herein to a "Transaction" shall be deemed to be references to a "Swap Transaction" for the purposes of the 2000 Definitions. Capitalized terms used in this Confirmation and not defined in this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Agreement. Each party hereto agrees to make payment to the other party hereto in accordance with the provisions of this Confirmation and of the Agreement. In this Confirmation, "Party A" means Barclays and "Party B" means the Counterparty.

         This Confirmation supersedes any previous Confirmation or other communication with respect to the Transaction and evidences a complete and binding agreement between you and us as to the terms of the Swap Transaction to with this Confirmation relates. This Confirmation is subject to the terms and conditions of the ISDA Master Agreement dated as of May 17, 1996, between each of Party A and Party B and shall form a part of and be subject to that ISDA Master Agreement.

         Capitalized terms used in this Confirmation and not defined in the Agreement, this Confirmation or the 2000 Definitions shall have the respective meaning assigned in the Pooling and Servicing Agreement for CWABS, Inc. Asset-Backed Certificates Series 2006-8 dated as of June 1, 2006 among

CWABS, Inc. as depositor, Park Monaco Inc., as a Seller, Park Sienna LLC, as a Seller, Countrywide Home Loans, Inc. as a seller, Countrywide Home Loans Servicing LP, as master servicer, and The Bank of New York, as trustee (the "Pooling and Servicing Agreement").

1. The terms of the particular Swap Transaction to which this Confirmation relates are as follows:


         General Terms
         -------------
         Trade Date:                              May 4, 2006

         Effective Date:                          June 28, 2006

         Termination Date:                        June 25, 2011, subject to adjustment in accordance with the
                                                  Following Business Day Convention.

         Notional Amount:                         With respect to any Calculation Period, the lesser of (i) the amount set forth for such period in Annex A attached hereto and
                                                  (ii) the aggregate Certificate Principal Balance of the Class 1-A,
                                                  Class 2-A-1, Class 2-A-2, Class 2-A-3, Class 2-A-4, Class M-1,
                                                  Class M-2, Class M-3, Class M-4, Class M-5, Class M-6, Class M-7,
                                                  Class M-8, Class M-9 and Class B Certificates (as defined in the
                                                  Pooling and Servicing Agreement) immediately prior to the
                                                  Distribution Date (as defined in the Pooling and Servicing
                                                  Agreement) occurring in the calendar month in which such
                                                  Calculation Period ends.

         Upfront Amount:
         --------------

                  Upfront Amount:                 Party B will pay $6,216,000 to Party A on June 28, 2006.

         Floating Amounts:
         ----------------

                  Floating Rate Payer:            Party A

                  Floating Rate Payer Payment     Early Payment shall be  applicable.  For each  Calculation  Period,
                  Dates:                          the Floating  Rate Payer  Payment Date shall be the first  Business
                                                  Day prior to the related Floating Rate Payer Period End Date.

                  Floating Rate Payer Period      The 25th of each month in each year from (and  including)  July 25,
                  End Dates:                      2006  to  (and   including)  the  Termination   Date,   subject  to
                                                  adjustment   in  accordance   with  the   Following   Business  Day
                                                  Convention.

                  Floating Rate Option:           USD-LIBOR-BBA.

                  Designated Maturity:            One Month

                  Spread:                         None

                  Floating Rate Day               Actual/360

                                      2





                  Count Fraction:

                  Reset Dates:                    The first day of each Calculation Period.

                  Compounding:                    Inapplicable

                  Business Days for Reset:        London


         Fixed Amounts:
         -------------

                  Fixed Rate Payer:               Party B

                  Fixed Rate Payer  Payment       The 25th of each month in each year from (and  including)  July 25,
                  Dates:                          2006  to  (and   including)  the  Termination   Date,   subject  to
                                                  adjustment   in  accordance   with  the   Following   Business  Day
                                                  Convention.

                  Fixed Rate Payer Period         The 25th of each month in each year from (and including) July 25,
                  End Dates:                      2006 to (and including) June 25, 2011, with No Adjustment.

                  Fixed Rate:                     5.36%

                  Fixed Rate Day Count Fraction:  30/360



         Business Days for Payments by Both       New York.
         Parties:

         Amendment to Section 2(c) of the         Notwithstanding anything to the contrary in Section 2(c) of the
         Agreement:                               Agreement, amounts that are payable with respect to Calculation
                                                  Periods which end in the same calendar month (prior
                                                  to any adjustment of period end dates) shall be netted,
                                                  as provided in Section 2(c)of the Agreement, even if
                                                  such amounts are not due on the same payment date. For
                                                  avoidance of doubt any payments pursuant to Section
                                                  6(e) of the Agreement shall not be subject to netting.
         Procedural Terms:
         -----------------
         Account Details:

                  Payments to Party A:            Correspondent: BARCLAYS BANK PLC NEW YORK
                                                  FEED: 026002574
                                                  Beneficiary:  BARCLAYS SWAPS
                                                  Beneficiary Account: 050-01922-8


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


                  Payments to Party B:            Beneficiary Account: BANK OF AMERICA NA-SAN FRANCISCO
                                                  FEED: 121000358
                                                  Beneficiary: COUNTRYWIDE HOME LOANS, INC.
                                                  A/C: 12352 06200;
                                                  provided, however that upon any assignment of this Transaction, account details shall be provided in the assignment agreement.
         Assignment:                              Party A will not unreasonably withhold or delay its consent to an assignment of this Transaction to any other third party.


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

The time of dealing will be confirmed by Barclays upon written request. Barclays is regulated by the Financial Services Authority. Barclays is acting for its own account in respect of this Transaction.

Please confirm that the foregoing correctly sets forth all the terms and conditions of our agreement with respect to the Transaction by responding within three (3) Business Days by promptly signing in the space provided below and both (i) faxing the signed copy to Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operations, Fax +(44) 20-7773-6810/6857, Tel +(44) 20-7773-6901/6904/6965, and
(ii) mailing the signed copy to Barclays Bank PLC, 5 The North Colonnade, Canary Wharf, London E14 4BB, Attention of Incoming Transaction Documentation, Barclays Capital Global OTC Transaction Documentation & Management, Global Operation. Your failure to respond within such period shall not affect the validity or enforceability of the Transaction against you. This facsimile shall be the only documentation in respect of the Transaction and accordingly no hard copy versions of this Confirmation for this Transaction shall be provided unless the Counterparty requests.

---------------------------     ---------------------------------------
For and on behalf of            For and on behalf of
BARCLAYS BANK PLC               COUNTRYWIDE HOME LOANS, INC.
---------------------------     ---------------------------------------

/s/ Adam Carysforth             /s/ Brad Coburn
--------------------------      ---------------------------------------
Name:  Adam Carysforth          Name:  Brad Coburn
Title: Authorized Signatory     Title: Managing Director and Assistant
                                       Treasurer
Date:  27/06/06                 Date:  6/28/07

---------------------------     ---------------------------------------

-----------------------------------------------------------------------

Barclays Bank PLC and its Affiliates, including Barclays Capital Inc., may share with each other information, including non-public credit information, concerning its clients and prospective clients. If you do not want such information to be shared, you must write to the Director of Compliance, Barclays Bank PLC, 200 Park Avenue, New York, NY 10166.


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



Annex A

    Period Start Date           Period End Date             Notional Amount

                28-Jun-06                  25-Jul-06            1,535,896,663
                25-Jul-06                  25-Aug-06            1,531,159,676
                25-Aug-06                  25-Sep-06            1,524,445,422
                25-Sep-06                  25-Oct-06            1,515,742,423
                25-Oct-06                  25-Nov-06            1,505,046,419
                25-Nov-06                  25-Dec-06            1,492,360,581
                25-Dec-06                  25-Jan-07            1,477,695,697
                25-Jan-07                  25-Feb-07            1,461,680,227
                25-Feb-07                  25-Mar-07            1,443,738,622
                25-Mar-07                  25-Apr-07            1,423,905,211
                25-Apr-07                  25-May-07            1,402,222,203
                25-May-07                  25-Jun-07            1,378,738,780
                25-Jun-07                  25-Jul-07            1,353,512,557
                25-Jul-07                  25-Aug-07            1,327,567,395
                25-Aug-07                  25-Sep-07            1,300,020,695
                25-Sep-07                  25-Oct-07            1,270,952,675
                25-Oct-07                  25-Nov-07            1,240,450,369
                25-Nov-07                  25-Dec-07            1,208,607,991
                25-Dec-07                  25-Jan-08            1,175,525,175
                25-Jan-08                  25-Feb-08            1,141,386,151
                25-Feb-08                  25-Mar-08            1,108,245,634
                25-Mar-08                  25-Apr-08            1,076,077,066
                25-Apr-08                  25-May-08            1,044,854,582
                25-May-08                  25-Jun-08            1,014,552,996
                25-Jun-08                  25-Jul-08              985,147,767
                25-Jul-08                  25-Aug-08              938,112,776
                25-Aug-08                  25-Sep-08              893,652,553
                25-Sep-08                  25-Oct-08              851,625,791
                25-Oct-08                  25-Nov-08              811,899,323
                25-Nov-08                  25-Dec-08              774,347,615
                25-Dec-08                  25-Jan-09              738,852,349
                25-Jan-09                  25-Feb-09              716,711,884
                25-Feb-09                  25-Mar-09              695,302,866
                25-Mar-09                  25-Apr-09              674,605,212
                25-Apr-09                  25-May-09              654,599,407
                25-May-09                  25-Jun-09              635,266,491
                25-Jun-09                  25-Jul-09              615,660,620
                25-Jul-09                  25-Aug-09              596,579,889
                25-Aug-09                  25-Sep-09              578,193,702


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


                25-Sep-09                  25-Oct-09              560,480,307
                25-Oct-09                  25-Nov-09              543,418,743
                25-Nov-09                  25-Dec-09              526,988,824
                25-Dec-09                  25-Jan-10              511,715,710
                25-Jan-10                  25-Feb-10              496,668,984
                25-Feb-10                  25-Mar-10              482,154,197
                25-Mar-10                  25-Apr-10              468,157,300
                25-Apr-10                  25-May-10              454,664,659
                25-May-10                  25-Jun-10              441,663,010
                25-Jun-10                  25-Jul-10              429,119,880
                25-Jul-10                  25-Aug-10              416,285,896
                25-Aug-10                  25-Sep-10              403,901,488
                25-Sep-10                  25-Oct-10              391,954,691
                25-Oct-10                  25-Nov-10              380,433,899
                25-Nov-10                  25-Dec-10              369,327,822
                25-Dec-10                  25-Jan-11              358,610,758
                25-Jan-11                  25-Feb-11              348,247,948
                25-Feb-11                  25-Mar-11              338,213,959
                25-Mar-11                  25-Apr-11              328,498,503
                25-Apr-11                  25-May-11              319,088,214
                25-May-11                  25-Jun-11              309,978,760


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